Asian Equity Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		10,000.000
Against:		0
Abstain:		0



Emerging Markets Domestic Debt Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:


For:		208,677.000
Against:		0
Abstain:		0


Emerging Markets External Debt Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		10,871.000
Against:		0
Abstain:		0

Global Advantage Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		20,885.602
Against:		0
Abstain:		0


Global Discovery Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		36,388.930
Against:		0
Abstain:		0


Global Franchise Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		88,796.572
Against:		0
Abstain:		20,804.000

Global Opportunity Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		127,024.182
Against:		16,325.076
Abstain:		18,293.751

International Advantage Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		10,000.000
Against:		0
Abstain:		0

International Opportunity Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		10,000.000
Against:		0
Abstain:		0

International Small Cap Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		782.022
Against:		0
Abstain:		0







Multi-Asset Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		55,980.000
Against:		0
Abstain:		0


Total Emerging Markets Portfolio
On June 5, 2013, a Joint Special Shareholder Meeting was held For
Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		10,000.000
Against:		0
Abstain:		0

Frontier Emerging Markets Portfolio
On June 5, 2013 as adjourned to June 24, 2013, a Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		9,991.744
Against:		0
Abstain:		0

U.S. Real Estate Portfolio
On June 5, 2013 as adjourned to June 24, 2013, a Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		634,413.812
Against:		37,870.000
Abstain:		106,585.200

Active International Allocation Portfolio
On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a
Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		2,796,930.293
Against:		114,427.087
Abstain:		328,689.390






Advantage Portfolio
On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a
Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		63,793.621
Against:		0
Abstain:		22,443.000

Emerging Markets Portfolio
On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a
Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		5,844.287
Against:		0
Abstain:		0

Global Real Estate Portfolio
On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a
Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		685,193.000
Against:		5,588.000
Abstain:		0

International Equity Portfolio
On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a
Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		1,995,282.343
Against:		118,220.000
Abstain:		241,212.059

Select Global Infrastructure Portfolio
On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a
Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		92,743.000
Against:		0
Abstain:		0







Small Company Growth Portfolio
On June 5, 2013 as adjourned to June 24, 2013 and July 17, 2013, a
Joint Special Shareholder Meeting was held For Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		986,589.349
Against:		64,037.490
Abstain:		143,127.076


Growth Portfolio
On June 5, 2013 as adjourned to June 24, 2013, July 17, 2013 and July
24, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		1,665.319
Against:		0
Abstain:		0

Opportunity Portfolio
On June 5, 2013 as adjourned to June 24, 2013, July 17, 2013, July 24, 2013 and July 26, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The results with respect to this proposal were as follows:

For:		4,661.571.736
Against:		254,383.914
Abstain:		435,369.753

International Real Estate Portfolio
On June 5, 2013 as adjourned to June 24, 2013, July 17, 2013, July 24, 2013 and July 26, 2013, a Joint Special Shareholder Meeting was held for Class H shareholders of the Portfolio to approve the Articles of Amendment to the Fund's Articles of Amendment and Restatement and a Plan of Reclassification for the Portfolio pursuant to which Class H shares would be reclassified as Class P shares. The Portfolio did not achieve quorum and the proposal did not pass.